VAN KAMPEN UNIT TRUSTS, SERIES 522

                      Dent Demographics Portfolio, Series 4

               SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 18, 2005

         Notwithstanding anything to the contrary in the prospectus, the sales charge applicable to transactions of $1,000,000 or more shown in the last line of the table under "Public Offering--Reducing Your Sales Charge--Large Quantity Purchases" on page A-7 of the prospectus is 1.25% of the Public Offering Price per Unit.

Supplement Dated:  November 4, 2005